Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO EXCHANGE ACT RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Trung Tri Doan, certify that:

1.                          I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of SemiLEDs Corporation (the “Registrant”);

2.                          Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: December 30, 2013	/s/ Trung Tri Doan
Name: Trung Tri Doan
Title: Chairman and Chief Executive Officer